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                                                         AGREEMENT NUMBER 010199

                              MICR FORMS AGREEMENT
                                     BETWEEN
                         TRAVELERS EXPRESS COMPANY, INC.
                                       AND
                         NORTHSTAR COMPUTER FORMS, INC.

THIS AGREEMENT IS ENTERED INTO AS OF THE 1ST DAY OF JANUARY 1999, BY AND BETWEEN TRAVELERS EXPRESS COMPANY, INC. (BUYER OR TECI) AND NORTHSTAR COMPUTER FORMS, INC. (SELLER OR NORTHSTAR).

THE PARTIES AGREE TO THE FOLLOWING TERMS FOR THE PURCHASE BY BUYER OF ITEMS LISTED IN ATTACHED EXHIBIT A FROM SELLER:

I.   Scope

     In consideration of Buyer's first purchase order under this Agreement, Seller agrees to sell to Buyer, and hereby extends to Buyer, a Purchase Agreement to purchase MICR forms as listed in EXHIBIT A at the stated prices; and (ii) to accept purchase orders as may be released by Buyer which comply with this Agreement. MICR forms are: money orders, gift certificates, official checks, process control documents, LASER CUT SHEETS, AND OTHER CUSTOM MICR DOCUMENTS. It is further understood and agreed that Seller will accept such complying purchase orders from Buyer at the specified prices for the period commencing with the date first above written and ending DECEMBER 31, 2002, (Agreement period) provided, however, that orders placed within this period may call for delivery through APRIL 30, 2003 (DELIVERY PERIOD).

II.  Pricing

     2.1 ALL PRICES STATED IN Exhibit A ARE F.O.B. MANUFACTURING PLANT. TITLE OF THE DOCUMENTS PASSES TO BUYER UPON THE EARLIER EVENT OF SHIPMENT OR PASSAGE TO SELLER'S WAREHOUSE FOR INVENTORY PURPOSES.

     2.2  IN ADDITION TO THE INVOICE TERMS AND CONDITIONS, SELLER AGREES THAT:
          (1) NO MATERIAL WILL BE INVOICED AGAINST THIS AGREEMENT NUMBER AS IT IS INTENDED FOR USE BY BUYER AS A CONTROL NUMBER ONLY; (2) ALL CHARGES WITH RESPECT TO PURCHASE ORDERS ISSUED HEREUNDER SHALL BE INVOICED WEEKLY IN SUMMARY BILLING FORMAT; AND (3) PAYMENT TERMS SHALL BE 2% TEN DAYS, NET THIRTY (30) DAYS (2/10N30) AFTER RECEIPT OF INVOICE.
          ANY AMOUNT OWED UNDER THIS AGREEMENT BY ONE PARTY TO THE OTHER WHICH IS NOT PAID ON OR BEFORE THE 15TH DAY AFTER THE DUE DATE OF THE INVOICE WILL REQUIRE THE INVOICING PARTY TO PROVIDE COPIES OF THE ORIGINAL INVOICE TO THE OWING PARTY FOR PAYMENT. ALL AMOUNTS DUE AFTER 90 DAYS OF THE ORIGINAL DUE DATE, UNLESS AND EXCEPT THERE


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          IS A BONA FIDE DISPUTE OR A MUTUALLY AGREED EXTENSION, SHALL BEAR
          INTEREST UNTIL PAID AT THE RATE OF 18% PER ANNUM (1.5% PER MONTH), BUT IN NO EVENT EXCEED THE MAXIMUM LAWFUL RATE OF INTEREST PERMITTED BY APPLICABLE LAW.

     2.3 All unbilled balances on existing orders which are not subject to other purchase agreements as of the date first written above shall receive the benefit of the pricing as set forth in EXHIBIT A.

     2.4. If at any time during the Agreement period Seller shall:

     (i) Offer for sale any of the items to be purchased hereunder at a lower price for similar or lesser quantities; or

          (ii) IF SELLER SHALL OFFER FOR SALE AT A LOWER PRICE FOR SIMILAR OR LESSER QUANTITIES ITEMS DESIGNED TO BASICALLY THE SAME SPECIFICATIONS, BUT WITH A PRICE DIFFERENTIAL WHICH IS GREATER THAN THAT WHICH WOULD REASONABLY BE WARRANTED BY THE DIFFERENCE IN COST OF MANUFACTURE (BASED UPON THE DIFFERENCE IN SPECIFICATIONS);

          then, commencing with the effective date of the price referenced in
          (i) or (ii) above, this Agreement and its stated prices shall be considered amended to reflect such lower prices for similar or lesser quantities (or the excess over said warranted price differential).
          The amended price shall not apply to units required by Buyer's purchase orders to be delivered prior to its effective date. Seller shall promptly notify buyer of any such price reduction which would serve to reduce the price payable by Buyer under this Agreement.
          Section 2.4 will be specifically covered twice each year (Section 7.4) during the term of this Agreement.

     2.5 PRICING WILL REMAIN FIRM IN THE ABSENCE OF MATERIALS COST FLUCTUATIONS. IF MATERIAL COSTS INCREASE, SELLER MAY INCREASE PRICES BY THE AMOUNT OF THE MATERIALS COST INCREASE, BUT NO MORE THAN SIX PERCENT (6%) OF THE COST PER YEAR PER 1000 DOCUMENTS BEFORE THE INCREASE. IF MATERIAL COSTS DECREASE, THE REDUCTION WILL BE PASSED THROUGH TO BUYER UPON SELLER RECEIVING SAID PRICE REDUCTION. PRICES WILL BE REVIEWED AT THE BUSINESS REVIEW MEETINGS PROVIDED FOR IN
          SECTION 7.4. BUYER REQUIRES SUITABLE JUSTIFICATION (IE. MILL INVOICES, PPI INDEXES, ETC.) AND 30 DAY PRIOR WRITTEN NOTICE OF CHANGE IN BID PRICE.

     2.6 IN EXCHANGE FOR BUYER'S PROMISE TO PURCHASE NINETY PERCENT (90%) OF ITS MICR FORMS REQUIREMENTS OF THE TYPES LISTED IN Exhibit A FROM SELLER, SELLER AGREES TO PAY CASH REBATES (SEE Exhibit E) TO BUYER BASED ON BILLING LEVELS FOR ALL FORMS (MONEY ORDERS AND OTHER FORMS) AS PROVIDED IN EXHIBIT A. ESTIMATED ANNUAL MONEY ORDER VOLUMES FOR 1999 ARE 284,000,000 ITEMS.


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          ESTIMATED ANNUAL OFFICIAL CHECK VOLUMES FOR 1999 ARE 36, 000,000
          ITEMS. REBATES WILL BE EFFECTIVE ON PURCHASES BEGINNING JANUARY 1,
          1999.


     2.7 SELLER SHALL PROVIDE ONGOING CONSULTATION TO BUYER REGARDING HOW TO REDUCE COSTS. THIS CONSULTATION SHALL INCLUDE, BUT IS NOT LIMITED TO, PRODUCT MIX, AND COMPOSITION, APPLICABLE "BEST PRACTICES" USED WITH OTHER CUSTOMERS, CONTINUOUS PROCESS AND PRODUCTION EFFICIENCY IMPROVEMENTS, ETC. THIS CONSULTATION IS INTENDED TO HELP BUYER REDUCE OFFICIAL CHECK PER UNIT COSTS TO LESS THAN $.08 PER ITEM, AND SHALL BE FORMALLY DOCUMENTED AT EACH SEMI-ANNUAL REVIEW (SECTION 7.4).

III. Quantities

     3.1 Buyer agrees to purchase ninety percent (90%) of its MICR forms annual dollar requirements from Seller pursuant to this Agreement. Nothing in this Agreement shall preclude Buyer from procuring like or comparable items from other sources.

IV.  Lead Times

     4.1 ALL PROOFS: BUYER WILL RECEIVE A FIRST PROOF ON NEW ORDERS WITHIN 48 HOURS OF THE TIME THE COMPLETED PURCHASE ORDER IS RECEIVED BY SELLER. BUYER WILL RECEIVE ANY SUBSEQUENT PROOF WITHIN 24 HOURS AFTER RECEIPT BY SELLER. ALL APPROPRIATE LOGO'S, ARTWORK, DRAWING, DISKS, AND SPECIFICATIONS WILL BE PROVIDED WITH ORDERS. PROOF UNDER SECTION 4.1 REFERS TO STANDARD BASE ITEMS (E.G. COMMON FORMATS AND SIZES).
          COMPLEX DESIGN, PROCESS COLORS, BACKGROUNDS, AND INTRICATE LOGOS MAY TAKE AN ADDITIONAL 24 HOURS.

     4.2 MONEY ORDER FORMS: ALL CUSTOM LOGO STANDARD SIZE MANUAL MONEY ORDER FORMS OF EXACT REPEAT OR RETURNED PROOF APPROVAL RECEIVED BY THE 1ST OF EACH MONTH WILL BE PRINTED ON THE 15TH OF EACH MONTH OR RECEIVED BY THE 15TH OF EACH MONTH WILL BE PRINTED ON THE 30TH OF EACH MONTH.

          ALL GENERIC STANDARD SIZE MANUAL MONEY ORDER FORMS WILL BE SCHEDULED WITH A MINIMUM OF TWENTY TO THIRTY DAYS PRIOR TO AGREED UPON INVENTORY REPLENISHMENT DATES.

          ALL GENERIC OR CUSTOM LOGO AUTOMATED MONEY ORDER FORMS WILL BE SCHEDULED WITH A MINIMUM OF TWENTY TO THIRTY DAYS PRIOR TO AGREED UPON INVENTORY REPLENISHMENT DATES.


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          DELIVERY REQUIREMENTS LESS THAN STATED ABOVE MUST HAVE PRE-AUTHORIZED
          APPROVAL AND WILL BE SUBJECT TO PRINT UPCHARGES. BUYER RESERVES THE RIGHT TO PRIORITIZE THE SEQUENCE OF THE BUYER'S ORDERS FOR PRINT PRODUCTION.

     4.3 OFFICIAL CHECKS: SELLER IS REQUIRED TO TRANSMIT PROOFS ELECTRONICALLY. ALL ORDERS PRINTED FOUR COLOR OR LESS ON STANDARD WHITE OFFICIAL CHECK STOCK WITH QUANTITIES UP TO 20,000 TO SHIP WITH 10 WORKING DAYS AFTER PROOF APPROVAL OR ELECTRONIC ENTRY OF EXACT REPEATS. BUYER RESERVES THE RIGHT TO PRIORITIZE THE SEQUENCE OF BUYER'S ORDERS.

          ALL ORDERS PRINTED FOR FOUR COLOR OR LESS ON STANDARD WHITE OFFICIAL CHECK STOCK WITH QUANTITIES OVER 20,000 BUT LESS THAN 50,000 WILL SHIP WITHIN 15 WORKING DAYS AFTER PROOF APPROVAL OR ELECTRONIC ENTRY OF EXACT REPEATS. BUYER RESERVES THE RIGHT TO PRIORITIZE THE SEQUENCE OF BUYER'S ORDERS FOR PRINT PRODUCTION.

          ALL ORDERS PRINTED FOR FOUR COLORS OR LESS ON STANDARD WHITE OFFICIAL CHECK STOCK WITH QUANTITIES OVER 50,000 AND/OR EXTRA WIDE FORMS IN OC-7 CLASSIFICATION MAY REQUIRE ADDITIONAL LEAD TIMES NOT EXCEED LONGER THAN 20 WORKING DAYS.

          ALL ORDERS PRINTED PROCESS COLOR, MORE THAN FOUR COLOR, OR NON STANDARD PAPERS MAY REQUIRE ADDITIONAL LEAD TIMES, NOT TO EXCEED LONGER THAN 20 WORKING DAYS.

          DELIVERY REQUIREMENTS OF LESS THAN 10 WORKING DAYS MUST HAVE PRE-AUTHORIZATION APPROVAL AND WILL BE SUBJECT TO PRINT UPCHARGES.

          BOTH NEW AND REPEAT ORDERS WILL BE TRANSMITTED TO SELLER VIA AN ELECTRONIC ORDER ENTRY SYSTEM SUPPLIED BY BUYER'S AUTOMATED SYSTEMS.

V.   Qualification Testing

     5.1. WITHOUT IN ANY WAY LIMITING ITS WARRANTY OR INCOMING INSPECTION TESTING RIGHTS UNDER THIS AGREEMENT, BUYER, FROM TIME TO TIME, INTENDS TO SUBJECT SAMPLES OF THE PURCHASED ITEMS TO QUALIFICATION TESTS. THE TESTS WILL BE SUFFICIENT TO ASSURE THAT THE ITEMS MEET ALL THE SPECIFICATION REQUIREMENTS DESCRIBED IN EXHIBIT C IF ANY, AS WELL AS APPLICABLE DRAWINGS, SAMPLES AND OTHER DESCRIPTIONS. BUYER SHALL NOTIFY SELLER OF ANY DEFICIENCIES INDICATED BY THE TESTING. SELLER SHALL AT ITS OWN EXPENSE REPLACE, ALTER, OR MODIFY THE REMAINING TO-BE-DELIVERED ITEMS SO THAT THEY WILL PASS SUBSEQUENT QUALIFICATION TESTS, UNLESS BUYER ELECTS, IN WRITING, TO WAIVE A DEFICIENCY.

     5.2. SHOULD SELLER FAIL TO SATISFACTORILY CORRECT, AT ITS OWN EXPENSE, ANY AND ALL DEFICIENCIES DISCOVERED IN BUYER'S QUALIFICATION TESTING WITHIN A REASONABLE TIME PERIOD AFTER RECEIVING BUYER'S NOTICE, THEN BUYER, AT ITS SOLE OPTION,


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          SHALL HAVE THE RIGHT (i) TO CANCEL ALL OR ANY PORTION OF THE
          OUTSTANDING ITEM ORDERS WITHOUT CHARGE, AND RECEIVE FULL CREDIT AT SELLER'S RISK AND EXPENSE ALL ITEMS WHICH SELLER PREVIOUSLY DELIVERED TO BUYER.

     5.4. SELLER AGREES THAT WITH RESPECT TO PRESENT OR FUTURE ITEMS SUBJECT TO THIS AGREEMENT, IT WILL MAKE AVAILABLE TO BUYER AT NO CHARGE, RESULTS OF SELLER'S INTERNAL QUALIFICATION TESTS, WHETHER OR NOT DEALING WITH TESTING AGAINST BUYER'S SPECIFICATIONS.

VI.  Specifications and Production Process Changes

     6.1 SELLER AGREES THAT ALL ITEMS TO BE DELIVERED UNDER THIS AGREEMENT SHALL MEET THE SPECIFICATIONS DESCRIBED IN EXHIBIT C, IF ANY, AS WELL AS APPLICABLE DRAWINGS, BUYER APPROVED SAMPLES, AND OTHER DOCUMENTED DESCRIPTIONS. SELLER FURTHER AGREES THAT IN ADDITION TO AND NOT LIMITING THE FOREGOING REQUIREMENT, IT WILL NOT MAKE ANY CHANGE IN A ITEM TO BE DELIVERED HEREUNDER WHICH WOULD EFFECT THE ITEM'S FORM, FIT, FUNCTION, APPEARANCE OR PERFORMANCE WITHOUT FIRST HAVING RECEIVED BUYER'S PRIOR WRITTEN CONSENT.

                                   VII.  REPORTING

     7.1 MONEY ORDERS: SELLER WILL SUPPLY BUYER WITH MONTHLY STATEMENTS ITEMIZING QUANTITIES ORDERED BY BUYER DURING THE TERM OF THIS AGREEMENT. THIS REPORT SHALL BE IN AN BUYER DEFINED PC FORMAT AND SHALL INCLUDE, BUT NOT BE LIMITED TO, (1) MONTHLY VOLUME BY MONEY ORDERS TYPE, (2) MONTHLY INVOICE BY MONEY ORDERS TYPE AND FOR NON-STANDARD MONEY ORDERS AS A WHOLE, (3) AVERAGE TURN AROUND TIME, AND
          (4) TOTAL DOLLARS COMMITTED TO DATE.

     7.2 OFFICIAL CHECKS: SELLER WILL PROVIDE ACCURATE AND TIMELY REPORTING. REPORTS OF THE OFFICIAL CHECK PROGRAM ARE REQUIRED TO BE IN BUYER DEFINED PC FORMAT. REQUIRED REPORTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

          -    MONTHLY SUMMARY ANALYSIS
          -    ORDER ANALYSIS REPORT
          -    OFFICIAL CHECK BREAKDOWN REPORT
          -    PRICES VS. QUANTITY REPORT
          -    STATUS REPORTS ON ALL ORDERS TO DATE AND PRICING
          -    DAILY REPORT OF RUSH ORDERS AND THEIR STATUS
          -    HISTORICAL REPORTS BY TYPE, QUANTITY AND DATE PRODUCED
          -    SERVICE LEVEL REPORTS AS REQUESTED BY BUYER

     7.3 OTHER PRODUCTS: SUCH REPORTS AS BUYER MAY REQUEST (E.G. GIFT CERTIFICATES)


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     7.4  SELLER AND BUYER WILL MUTUALLY AGREE TO SET A SCHEDULE FOR BUSINESS
          REVIEWS IN WHICH AT LEAST TWO MEETINGS WILL BE SCHEDULED AT THE BEGINNING OF JANUARY AND JULY OF EACH CONTRACT YEAR.


                               VIII.  ADDITIONAL ITEMS

     8.1 DURING THE TERM OF THIS AGREEMENT, BUYER MAY HAVE A NEED FOR ITEMS BEING COMMERCIALLY PRODUCED BY SELLER, WHICH ALTHOUGH NOT THEN LISTED IN EXHIBIT A ARE IN THE SAME GENERAL PRODUCT LINE AS ITEMS LISTED IN EXHIBIT "A". IN SUCH A CIRCUMSTANCE, BUYER SHALL HAVE A RIGHT, UPON TEN (10) DAYS PRIOR WRITTEN NOTICE TO SELLER, TO HAVE THE UNLISTED ITEMS ADDED TO THIS AGREEMENT. THESE ADDED ITEMS CAN THEN BE PURCHASED UNDER THIS AGREEMENT, AT SELLER'S THEN PREVAILING PRICES FOR THESE ITEMS, AT THE SAME QUANTITY LEVELS AT WHICH THE ITEMS LISTED IN EXHIBIT A ARE PRICED; HOWEVER, THE PRICING SHALL AT ALL TIMES REFLECT SELLER'S EXTENDING ITS "MOST FAVORED CUSTOMER" STATUS TO BUYER FOR COMPARABLE SPECIFICATIONS.

IX.  Rescheduling and Cancellation

     9.1. BUYER MAY AT ITS OWN ELECTION AND CONVENIENCE, BEFORE SELLER DELIVERS THE APPLICABLE UNITS UNDER ONE OR MORE OF ITS PURCHASE ORDERS, (i) CANCEL THIS AGREEMENT IN WHOLE AS PROVIDED IN ARTICLE XII, OR (ii) CANCEL PARTICULAR PURCHASE ORDERS, OR ANY PORTION THEREOF, PROVIDED THAT:

          (a) BUYER SHALL GIVE NOTICE TO SELLER OF SUCH CANCELLATION INDICATING ITS SCOPE AND EXTENT.

          (b) Such notice is received by Seller at least thirty (30) days in advance in the case of SECTION (i) above or five (5) days depending on "agreed to" lead time in SECTION (ii) before the scheduled delivery date.

          (c) Buyer is responsible for all costs incurred as it relates to Buyer's orders in production including all material as it relates to Buyer's orders in production.

X.   Other Terms and Conditions

     10.1 IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT IN ADDITION TO THE STANDARD PURCHASE ORDER TERMS AND CONDITIONS CONTAINED ON THE REVERSE SIDE OF BUYER'S PURCHASE ORDERS, A COPY


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           OF WHICH IS HERETO ATTACHED AS EXHIBIT D, SHALL BE THE SOLE TERMS
           AND CONDITIONS GOVERNING THIS AGREEMENT AND EACH AND EVERY ORDER ISSUED UNDER IT. ANY CONFLICTS WHICH MIGHT EXIST BETWEEN THIS AGREEMENT AND SAID STANDARD PURCHASE ORDER TERMS AND CONDITIONS WHICH ARE NOT SPECIFICALLY RESOLVED IN THIS AGREEMENT SHALL BE RESOLVED IN FAVOR OF THIS AGREEMENT.


     10.2 IF SELLER, UPON RECEIPT PER ARTICLE IV OF THIS AGREEMENT AND BUYER'S PURCHASE ORDER, INCLUDING BUT LIMITED TO THE STATED IN-HOUSE DELIVERY DATE, CANNOT SUBSEQUENTLY MEET THE MUTUALLY AGREED TO SHIP DATE, WILL SHIP VIA OVERNIGHT AIR FREIGHT F.O.B. ORIGIN, FREIGHT PREPAID. IF DELAY IS CAUSED BY SELLER AFTER MISSING THE MUTUALLY AGREED SHIP DATE, ENOUGH PRODUCT WILL BE SHIPPED NEXT-DAY AIR TO PREVENT STOCK-OUTS AND PAID BY SELLER. THE REMAINDER OF THE ORDER WILL BE SHIPPED UNDER NORMAL TERMS.

     10.3 SELLER, UPON RECEIPT OF BUYER'S PURCHASE ORDER, WILL ACKNOWLEDGE SUCH PURCHASE ORDER AS TO CORRECT QUANTITY, IN-HOUSE DATE, AND PRICE, AND RETURN A COPY TO BUYER WITH THE PROPER AUTHORIZATION.

     10.4 SELLER IS TO PROVIDE A COST REDUCTION PROGRAM/SCHEDULE EACH YEAR BY July 15.

     10.5 MONEY ORDERS: SELLER AND BUYER ARE TO MUTUALLY AGREE ON A TEST PROCEDURE AND IN THE EVENT THAT SELLER SHIPS DEFECTIVE PRODUCT AND SUCH PRODUCT IS VERIFIED AS DEFECTIVE AT BUYER'S TEST INSPECTION, BUYER WILL BE ENTITLED TO A $.05/ITEM CREDIT FROM SELLER FOR EACH ITEM FOUND DEFECTIVE, AS WELL AS $250 PER ORDER CHARGE. THE CREDIT WILL ONLY APPLY TO DEFECTIVE ITEMS OVER 1000 (MINIMUM) ITEMS AND LIMITED TO 30,000 (MAXIMUM) ITEMS PER ORDER. DEFECTIVE PRODUCT AS DESCRIBED ABOVE IS DEFINED AS PRODUCT WHICH HAS FAILED CRITERIA FOUND IN ARTICLE V AND IN EXHIBIT C AS DESCRIBED IN THE MUTUALLY AGREED TEST PROCEDURE.

           OFFICIAL CHECKS: SELLER AND BUYER ARE TO MUTUALLY AGREE ON A TEST PROCEDURE AND IN THE EVENT THAT SELLER SHIPS DEFECTIVE PRODUCT AND SUCH PRODUCT IS VERIFIED AS DEFECTIVE AT BUYER'S TEST INSPECTION, BUYER WILL BE ENTITLED TO A $.05/ITEM CREDIT FROM SELLER FOR EACH ITEM FOUND DEFECTIVE, AS WELL AS $50 PER ORDER CHARGE. THE CREDIT WILL ONLY APPLY TO DEFECTIVE ITEMS OVER 3000 (MINIMUM) ITEMS AND LIMITED TO 20,000 (MAXIMUM) ITEMS PER ORDER. IN THE EVENT THE SELLER SHIPS DEFECTIVE PRODUCT, AND IN DOING SO CAUSES A TECI CUSTOMER A BREAK IN SERVICE, SELLER WILL HAVE 3 DAYS FROM THE DATE SELLER RECEIVES NOTIFICATION TO REPLACE THE DEFECTIVE PRODUCT. FOR ANY ORDER DELAYED LONGER THAN THE 3 DAY TIME PERIOD, THE SELLER WILL CREDIT THE BUYER $250.00 PER DAY FOR EACH DAY THE CUSTOMER IS DELAYED. DEFECTIVE

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           PRODUCTS DESCRIBED ABOVE IS DEFINED AS PRODUCT WHICH HAS FAILED
           CRITERIA FOUND IN SECTION V AND IN EXHIBIT "C" AS DESCRIBED IN THE MUTUALLY AGREED TEST PROCEDURE.

     10.6 Seller agrees to employ a full time MICR Quality Assurance person for each program (money orders and official checks). These people will have had training in Statistical Process Control (SPC), Total Quality Management (TQM) and forty hours or more in Total Quality Improvement
           (TQI). These people will report directly to the Seller's VP of Operations OR OPERATIONS MANAGER.

     10.7 SELLER WILL PROVIDE BUYER WITH AN INFORMED CONTACT PERSON FOR EACH PROGRAM (MONEY ORDERS AND OTHER MICR FORMS) AT EACH PLANT AND WAREHOUSE WHO WILL BE AVAILABLE VIA PAGER THROUGHOUT THE FULL BUSINESS DAY (7:00 AM TO 5:00 PM). SELLER WILL PROVIDE A LIST OF CONTACT PERSONS, LOCATIONS AND TELEPHONE NUMBERS AS EXHIBIT F TO THIS AGREEMENT AND WILL KEEP THE LIST CURRENT.

     10.8 NON-STANDARD MICR FORMS: NON-STANDARD MICR FORMS WILL BE PRICED SEPARATELY AND SUBJECT TO THE SAME MICR FORMS SPECIFICATIONS AS STANDARD MICR FORMS, UNLESS OTHERWISE STATED ON THE PURCHASE ORDER.

     10.9 OUTSOURCED MICR FORMS: MICR FORMS THAT SELLER ELECTS TO OUTSOURCE TO ANOTHER SELLER WILL CONFORM TO THE SAME SPECIFICATIONS AND PRICE CONSTRAINTS AS IN-HOUSE NON-STANDARD MICR FORMS. PRICING ON OUTSOURCED MICR FORMS WILL BE QUOTED WITHIN 48 HOURS OF RECEIPT OF THE PURCHASE ORDER, WHICH AT THAT TIME BUYER CAN PROCEED OR CANCEL SAID ORDER. NOTWITHSTANDING ANY OUTSOURCING, SELLER REMAINS RESPONSIBLE TO BUYER FOR THE PERFORMANCE OF THIS AGREEMENT.

     10.10 PURCHASE OF PAPER: BUYER RESERVES THE RIGHT TO PURCHASE ITS OWN PAPER TO PRODUCE THE MICR FORMS UPON SIXTY (60) DAYS WRITTEN NOTICE TO THE SELLER. PAPER SPECIFICATIONS AND QUALITY MUST MEET SELLER'S REQUIREMENTS BASED ON SELLER'S PAST PRACTICES.

     10.11 FREIGHT COSTS:

           SELLER WILL DELIVER THE MONEY ORDER FORMS DIRECTLY TO BUYER'S DESIGNATED WAREHOUSE USING THE MOST ECONOMICAL TRANSPORTATION GIVEN THE DELIVERY REQUIREMENTS. ALL DISCOUNTS, OR REBATES, RECEIVED BY SELLER WILL BE PASSED ON TO THE BUYER. BUYER RESERVES THE RIGHT TO SELECT SHIPPER FOR ITS PRODUCTS IF DISCOUNTS AND/OR REBATES ARE MORE ADVANTAGEOUS TO BUYER.

           SELLER WILL DELIVER THE OFFICIAL CHECK FORMS DIRECTLY TO THE BUYER'S DESIGNATED WAREHOUSE USING THE MOST ECONOMICAL TRANSPORTATION GIVEN THE


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           DELIVERY REQUIREMENTS.  SELLER AND BUYER AGREE THAT THE 1ST YEAR
           OF THE AGREEMENT BUYER SHALL RECEIVE A DISCOUNT OF 16% OF FREIGHT COSTS. AFTER THE FIRST YEAR, BUYER WILL RECEIVE A GUARANTEED MINIMUM RATE OF 16% DISCOUNT. IN THE EVENT THE SELLER'S DISCOUNTS ARE LESS THAN 16%, BUYER WILL RECEIVE 100% OF THE FREIGHT DISCOUNT. BUYER RESERVES THE RIGHT TO SELECT SHIPPER FOR ITS PRODUCTS IF DISCOUNTS ARE MORE ADVANTAGEOUS TO BUYER.

           REBATE (DISCOUNT) ON FREIGHT DOES NOT INCLUDE MONEY ORDERS/PICK PACK PRODUCTS FOR WHICH NORHTSTAR DOES NOT RECEIVE A DISCOUNT.

           DISCOUNTS WILL BE DISCUSSED AND ADJUSTED AT THE ANNUAL REVIEWS OF THE PROGRAM.

     10.12 GOVERNING LAW: THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH MINNESOTA LAW AND IT IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES. THIS AGREEMENT MAY BE AMENDED OR ASSIGNED ONLY BY THE WRITTEN AGREEMENT OF BOTH PARTIES.

     10.13 OWNERSHIP: ALL PROOFS, PRINTS, NEGATIVES, SEPARATIONS, ENHANCEMENTS, DISKS, ELECTRONIC FILES, DIGITAL INFORMATION, ETC., THAT ARE PROVIDED BY BUYER OR DEVELOPED OR CREATED BY SELLER IN CONNECTION WITH THIS AGREEMENT, BOTH THE PHYSICAL MEDIUM AND THE INTELLECTUAL PROPERTY RIGHTS, ARE THE EXCLUSIVE PROPERTY OF BUYER AND MUST BE RETURNED TO BUYER UPON REQUEST OR WITHIN TEN (10) DAYS OF THE TERMINATION OF THIS CONTRACT IN A FORM USED BY SELLER OR AVAILABLE TO SELLER WITHOUT ADDITIONAL EXPENSE. NOTE THAT SELLER FILES DIGITAL INFORMATION ON AN AMGRAF MECCA SYSTEM.

     10.14 PRODUCT SPECIFICATIONS: SELLER AGREES TO MANUFACTURE ALL PRODUCTS IN SPECIFICATION WITH ANSI STANDARDS IN REGARDS TO SIZE, MICR AND PAPER. EXHIBIT "C" LISTS AUTOMATED MICR FORMS SPECIFICATIONS. ALL MICR FORMS SHOULD BE CREATED TO THESE SPECIFICATIONS UNLESS THE PURCHASE ORDER SPECIFICALLY STATES OTHERWISE. EXCEPTIONS WILL BE SIGNED BY BOTH PARTIES AT AUTHORIZED LEVELS

     10.15 CONFORMANCE REQUIREMENTS: CONFORMANCE REQUIREMENTS FOR MICR FORMS IS ADDRESSED IN EXHIBIT C.

     10.16 SECURITY REQUIREMENTS: SELLER AGREES TO INSTALL AND MAINTAIN SECURITY REQUIREMENTS FOUND IN EXHIBIT B FOR THE DURATION OF THIS AGREEMENT AND ANY EXTENSIONS. BUYER SHALL ALSO HAVE THE RIGHT TO INSPECT THE RECORDS, WHEREVER MAINTAINED, UPON REASONABLE NOTICE, DURING REGULAR BUSINESS HOURS.

XI.  Amendments


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     11.1  THIS AGREEMENT SHALL NOT BE DEEMED OR CONSTRUED TO HAVE BEEN
           MODIFIED, AMENDED, RESCINDED, CANCELED OR WAIVED IN WHOLE OR IN PART, EXCEPT BY WRITTEN INSTRUMENTS SIGNED BY THE PARTIES HERETO; FURTHER, IT IS EXPRESSLY AGREED THAT MATTERS AFFECTING THIS AGREEMENT IN GENERAL MUST BE SIGNED BY BOTH PARTIES.

XII. Right of  Termination

     12.1 IF EITHER BUYER OR SELLER FAILS TO PERFORM ANY OF ITS COVENANTS OR OBLIGATIONS UNDER THIS AGREEMENT (OTHER THAN AS EXPRESSLY SET FORTH IN SECTION 12.3), AND SUCH FAILURE IS, OR IN THE AGGREGATE SUCH FAILURES ARE, MATERIAL, THEN THE PARTY NOT IN DEFAULT UNDER THIS AGREEMENT MAY PROVIDE WRITTEN NOTICE OF ITS INTENT TO TERMINATE THIS AGREEMENT AND IF SUCH DEFAULT IS NOT CURED WITHIN TEN (10) BUSINESS DAYS FROM THE DATE OF WRITTEN NOTICE TO THE DEFAULTING PARTY OR, IF SUCH DEFAULT CANNOT REASONABLY BE CURED WITHIN SUCH TEN (10) BUSINESS DAY PERIOD, IF CURE IS NOT COMMENCED WITHIN SUCH PERIOD AND THEREAFTER DILIGENTLY PURSUED, THEN THE NONDEFAULTING PARTY MAY TERMINATE THIS AGREEMENT IMMEDIATELY.

     12.2. IF THE PARTY NOT IN DEFAULT UNDER THIS AGREEMENT ELECTS TO TERMINATE THIS AGREEMENT PURSUANT TO SECTION 12.1., THEN, IN ADDITION TO SUCH TERMINATION AND SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PARTY NOT IN DEFAULT SHALL BE ENTITLED TO ANY AND ALL OTHER REMEDIES PROVIDED BY LAW OR EQUITY FOR THE OTHER PARTY'S FAILURE TO FULFILL ITS OBLIGATIONS UNDER THIS AGREEMENT.

     12.3. IF EITHER BUYER OR SELLER BECOMES OR IS DECLARED INSOLVENT OR BANKRUPT, THEN THIS AGREEMENT SHALL BE IMMEDIATELY TERMINATED, WITHOUT THE REQUIREMENT OF ANY NOTICE TO THE INSOLVENT OR BANKRUPT PARTY. A PARTY SHALL BE DEEMED INSOLVENT OR BANKRUPT FOR PURPOSES OF THIS SECTION IN THE EVENT THAT:

           (a) A RECEIVER, LIQUIDATOR OR TRUSTEE OF A PARTY IS APPOINTED BY COURT ORDER AND SUCH ORDER REMAINS IN EFFECT FOR MORE THAN THIRTY
               (30) DAYS; OR A CASE IS COMMENCED OR A PETITION IS FILED AGAINST A PARTY UNDER ANY APPLICABLE LIQUIDATION, CONSERVATORSHIP, BANKRUPTCY, MORATORIUM INSOLVENCY, REORGANIZATION OR SIMILAR LAWS FOR THE RELIEF OF DEBTORS FROM TIME TO TIME IN EFFECT AND GENERALLY AFFECTING THE RIGHTS OF CREDITORS (A "DEBTOR RELIEF LAW"); OR

           (b) A PARTY VOLUNTARILY SEEKS, CONSENTS TO, OR ACQUIESCES IN THE BENEFIT OR BENEFITS OF ANY PROVISION OF ANY DEBTOR RELIEF LAW; CONSENTS TO THE FILING OF ANY ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS; ADMITS IN WRITING ITS INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE; OR

               CONSENTS TO THE APPOINTMENT OF A RECEIVER, TRUSTEE, LIQUIDATOR OR CONSERVATOR FOR IT OR ANY PART OF ITS PROPERTY.

     12.4. If Seller fails to deliver to Buyer the CFO report as required by SECTION 21.1, or if the report is not reasonably satisfactory to Buyer because of declining financial condition, the Buyer shall have the right to terminate this Agreement upon sixty (60) days prior written notice to Seller.

     12.5 CHANGE OF OWNERSHIP OR CONTROL: SELLER AGREES THAT A CHANGE IN ITS OWNERSHIP OR CONTROL DURING THE TERM OF THIS AGREEMENT SHALL HAVE NO EFFECT ON THE AGREEMENT WITH THE EXCEPTION THAT BUYER MAY TERMINATE THE AGREEMENT UPON WRITTEN NOTICE TO SELLER. FOR PURPOSES OF THIS AGREEMENT, A CHANGE IN OWNERSHIP OR CONTROL OCCURS WHEN THIRTY PERCENT (30%) OR MORE OF SELLER'S SHARES OR ASSETS ARE TRANSFERRED. SELLER WILL PROVIDE BUYER NECESSARY INFORMATION AT THE EARLIEST OPPORTUNITY. CHANGE OF OWNERSHIP DOES NOT INCLUDE SELLER'S BUYBACK OF ITS OWN STOCK.

     12.6 TERMINATION TRANSITION: BUYER AGREES TO TRANSITION VOLUME IN SIX MONTH INTERVALS AT THE CONCLUSION OF THIS AGREEMENT SO AS TO EFFECT A SMOOTH TRANSITION FOR BOTH PARTIES. MONEY ORDERS WILL FORM ONE PRODUCT GROUP, OFFICIAL CHECKS WILL FORM A SECOND PRODUCT GROUP AND ALL OTHER ITEMS WILL FORM THE REMAINING PRODUCT GROUP.

     12.7  DISPUTE RESOLUTION PROCEDURE:

           a. NOTICE AND CURE. EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT, IN THE EVENT OF A BREACH OF THE AGREEMENT THE NONBREACHING PARTY SHALL GIVE THE BREACHING PARTY WRITTEN NOTICE OF THE BREACH AND THIRTY (30) DAYS TO CURE IT.

           b. NEGOTIATION. THE PARTIES AGREE TO USE THEIR BEST EFFORTS TO NEGOTIATE A RESOLUTION OF THE PROBLEM WITHIN THE THIRTY (30) DAY CURE PERIOD.

           c. EXECUTIVE REPRESENTATIVES. IF THE PARTIES ARE UNABLE TO RESOLVE THE PROBLEM AS PROVIDED ABOVE, THEY WILL EACH PROMPTLY DESIGNATE IN WRITING ONE EXECUTIVE REPRESENTATIVE FROM EACH PARTY. THE EXECUTIVE REPRESENTATIVES WILL USE THEIR BEST EFFORTS TO NEGOTIATE A RESOLUTION OF THE PROBLEM WITHIN THIRTY (30) DAYS.

           d. MEDIATION. IF THE PARTIES ARE UNABLE TO RESOLVE THE DISPUTE AS PROVIDED ABOVE, THEY WILL SUBMIT THE DISPUTE TO NONBINDING MEDIATION WITH A NEUTRAL MEDIATOR IN MINNEAPOLIS, MINNESOTA. EACH PARTY WILL PAY ITS OWN EXPENSES, AND THE PARTIES WILL SHARE EQUALLY THE FEES AND EXPENSES OF THE MEDIATOR.

           E. ARBITRATION. IF MEDIATION FAILS TO RESOLVE THE DISPUTE WITHIN NINETY (90) DAYS FROM THE DATE OF SUBMISSION, THE PARTIES SHALL SUBMIT THE DISPUTE TO BINDING ARBITRATION IN MINNEAPOLIS, MINNESOTA.

           F. TERMINATION AND OTHER REMEDIES. NOTHING IN THIS DISPUTE RESOLUTION PROCEDURE PREVENTS A PARTY FROM TERMINATING THIS AGREEMENT ACCORDING TO ITS PROVISIONS OR INSTITUTING FORMAL PROCEEDINGS AT ANY TIME TO AVOID THE EXPIRATION OF ANY APPLICABLE LIMITATIONS PERIOD, OR TO PRESERVE THOSE RIGHTS REGARDING CONFIDENTIALITY, OR WHERE A PARTY IN GOOD FAITH OTHERWISE DETERMINES THAT A BREACH OF THIS AGREEMENT BY THE OTHER PARTY MAY CAUSE IRREPARABLE HARM AND RELIEF IN THE FORM OF A RESTRAINING ORDER, INJUNCTIVE ORDER OR OTHER EQUITABLE REMEDY IS THE ONLY ADEQUATE REMEDY.

XIII. Insurance Coverage

     13.1. MINIMUM INSURANCE COVERAGE. THROUGHOUT THE TERM, SELLER WILL MAINTAIN INSURANCE COVERAGE REASONABLY SATISFACTORY TO BUYER.

           (a) COMPREHENSIVE GENERAL LIABILITY, LEGAL LIABILITY COVERAGE, COVERING THE LIABILITY ASSUMED UNDER THIS AGREEMENT, SUBJECT TO A MINIMUM COMBINED SINGLE LIMIT OF $2,000,000.00 FOR BODILY INJURY AND PROPERTY DAMAGE PER ANY ONE OCCURRENCE. THE FOREGOING CAN BE FULFILLED BY AN UMBRELLA INSURANCE POLICY.

           (b) COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE, INCLUDING LIABILITY COVERING VEHICLES HIRED BY THE INSURED, AND VEHICLES OWNED BY THE INSURED'S EMPLOYEES AND AGENTS AND USED IN THE INSURED'S BUSINESS, AS WELL AS THOSE OWNED BY THE INSURED (SOMETIMES KNOWN AS OWNED, COMBINED SINGLE LIMIT OF $2,000,000.00 FOR BODILY INJURY AND PROPERTY DAMAGE PER ANY ONE OCCURRENCE. THE FOREGOING CAN BE FULFILLED BY AN UMBRELLA INSURANCE POLICY.

           (c) WORKMEN'S COMPENSATION INSURANCE TO THE FULL EXTENT REQUIRED BY APPLICABLE STATE LAW.

           (d) CRIME AND PREMISES INSURANCE, INCLUDING, BUT NOT LIMITED TO, COVERAGE FOR EMPLOYEE DISHONESTY AND AGENT DISHONESTY COVERING FOR NEGOTIABLE SECURITIES OF OTHERS WITH A MINIMUM LIMIT OF $1,000,000.00


     13.2. ADDITIONAL INSURED. SELLER FURTHER AGREES TO NAME BUYER AS AN ADDITIONAL INSURED, WITH RESPECT TO THIS AGREEMENT AS IT RELATES TO BUYER'S EMPLOYEES, AGENTS, DIRECTORS AND AFFILIATES ON THE COMPREHENSIVE GENERAL LIABILITY AND COMPREHENSIVE AUTOMOBILE LIABILITY POLICIES REFERRED TO IN THE ABOVE SECTION

           13.1. SELLER WILL PROVIDE BUYER WITH A COPY OF COVERAGE'S WITH BUYER NAMED AS AN ADDITIONAL INSURED ON THE COMPREHENSIVE GENERAL LIABILITY AND COMPREHENSIVE AUTOMOBILE LIABILITY POLICIES WITHIN TEN (10) DAYS OF THE DATE THIS AGREEMENT IS FULLY EXECUTED BY THE PARTIES HERETO.


     13.3. CERTIFICATES OF INSURANCE. BEFORE COMMENCING SERVICES HEREUNDER, SELLER SHALL DELIVER TO BUYER CERTIFICATES OF INSURANCE EVIDENCING THE FOREGOING COVERAGE'S ISSUED BY THE ACCEPTABLE INSURANCE CARRIER
           (s), PROVIDING THAT NOT LESS THAN THIRTY (30) DAYS WRITTEN NOTICE SHALL BE GIVEN TO BUYER PRIOR TO ANY CHANGE IN THE TERMS AND CONDITIONS OF ANY SUCH INSURANCE COVERAGE OR THE CANCELLATION, TERMINATION OR EXPIRATION OF ANY SUCH INSURANCE COVERAGE.

XIV. Indemnification By Third Party Claims And Limitation Of Liability.

     14.1 SELLER AGREES TO INDEMNIFY AND HOLD HARMLESS BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES AND CAUSES OF ACTION OF EVERY KIND, INCLUDING CLAIMS FOR THE PAYMENT OF NEGOTIABLE INSTRUMENTS (AS WELL AS COSTS AND EXPENSES INCIDENT THERETO, INCLUDING ATTORNEYS' FEES) CAUSED BY THE FAULT OR NEGLIGENCE OF SELLER OR ITS EMPLOYEES ARISING OUT OF THIS AGREEMENT OR RELATED TO THE INVENTORY ENTRUSTED TO SELLER, EXCEPT ANY LOSSES TO THE EXTENT CAUSED BY THE FAULT OR NEGLIGENCE OF BUYER OR ITS EMPLOYEES. SELLER SHALL GIVE THE BUYER PROMPT AND REASONABLE NOTICE OF ANY SUCH CLAIMS OR ACTIONS, AND BUYER SHALL HAVE THE RIGHT TO INVESTIGATE, COMPROMISE AND DEFEND THE SAME TO THE EXTENT OF ITS OWN INTERESTS.

     14.2 BUYER AGREES TO INDEMNIFY AND HOLD HARMLESS SELLER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, LIABILITIES AND CAUSES OF ACTION OF EVERY KIND, INCLUDING CLAIMS FOR THE PAYMENT OF NEGOTIABLE INSTRUMENTS (AS WELL AS COSTS AND EXPENSES INCIDENT THERETO, INCLUDING ATTORNEYS' FEES) CAUSED BY THE FAULT OR NEGLIGENCE OF BUYER OR ITS EMPLOYEES ARISING OUT OF THIS AGREEMENT, EXCEPT ANY LOSSES TO THE EXTENT CAUSED BY THE FAULT OR NEGLIGENCE OF SELLER OR ITS EMPLOYEES. BUYER SHALL GIVE SELLER PROMPT AND REASONABLE NOTICE OF ANY SUCH CLAIMS OR ACTIONS, AND SELLER SHALL HAVE THE RIGHT TO INVESTIGATE, COMPROMISE AND DEFEND THE SAME TO THE EXTENT OF ITS OWN INTERESTS.

     14.3. REMEDIES CUMULATIVE; DAMAGES. ALL REMEDIES ARE CUMULATIVE. FAILURE TO EXERCISE A RIGHT OR REMEDY IS NOT A WAIVER. EXCEPT WHEN DUE TO A CLAIM OR ACTION PURSUANT TO Section 14.1. (c), NEITHER PARTY IS LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES.

     14.4. SURVIVAL. THIS ARTICLE XIV SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

XV.  Relationship Of Parties.

     15.1 IN CONNECTION WITH THIS AGREEMENT, EACH PARTY IS AN INDEPENDENT CONTRACTOR, AND NEITHER PARTY HAS ANY AUTHORITY TO BIND OR COMMIT THE OTHER. NOTHING HEREIN SHALL BE DEEMED OR CONSTRUED TO CREATE A JOINT VENTURE, PARTNERSHIP OR AGENCY RELATIONSHIP BETWEEN THE PARTIES FOR ANY PURPOSE.

XVI. Severability

     16.1 IF ANY TERM OR PROVISION OF THIS AGREEMENT SHALL BE FOUND BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, ILLEGAL OR OTHERWISE UNENFORCEABLE, THE SAME SHALL NOT AFFECT THE OTHER TERMS OR PROVISIONS HEREOF OR THE WHOLE OF THIS AGREEMENT, BUT SUCH TERM OR PROVISION SHALL BE DEEMED MODIFIED TO THE EXTENT NECESSARY IN THE COURT'S OPINION TO RENDER SUCH TERM OR PROVISION ENFORCEABLE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE CONSTRUED AND ENFORCED ACCORDINGLY, PRESERVING TO THE FULLEST PERMISSIBLE EXTENT THE INTENT AND AGREEMENTS OF THE PARTIES HEREIN SET FORTH.


                                   IX. NOTICE

     17.1 ANY NOTICE PROVIDED FOR IN, OR PERMITTED UNDER, THIS AGREEMENT SHALL BE MADE IN WRITING AND MAY BE GIVEN OR SERVED BY (a) DELIVERING THE SAME IN PERSON OR BY PREPAID MESSENGER SERVICE TO THE PARTY TO BE NOTIFIED, (b) DEPOSITING THE SAME IN THE MAIL, POSTAGE PREPAID, REGISTERED OR CERTIFIED WITH RETURN RECEIPT REQUESTED, AND ADDRESSED TO THE PARTY TO BE NOTIFIED AT THE ADDRESS HEREIN SPECIFIED, OR (c) TELEX, TELEGRAPH, FACSIMILE, OR OTHER WRITTEN TELECOMMUNICATION MEDIUM. IF NOTICE IS DEPOSITED IN THE UNITED STATES MAIL PURSUANT TO CLAUSE (b) OF THIS SECTION 17.1, IT WILL BE EFFECTIVE FROM AND AFTER THREE (3) DAYS FOLLOWING THE DATE THAT IT IS SO DEPOSITED. NOTICE GIVEN IN ANY OTHER MANNER SHALL BE EFFECTIVE ONLY IN AND WHEN RECEIVED AT THE ADDRESS OF THE PARTY TO BE NOTIFIED. FOR THE PURPOSE OF NOTICE, THE ADDRESSES AND FACSIMILE NUMBERS ARE AS FOLLOWS:


IF TO SELLER:
           NORTHSTAR COMPUTER FORMS, INC.
           7130 NORTHLAND CIRCLE NORTH
           BROOKLYN PARK, MINNESOTA  55428
           ATTN:   PRESIDENT
           FACSIMILE: 612/535-5671

IF TO BUYER:

     TRAVELERS EXPRESS COMPANY, INC.
     1550 UTICA AVENUE SOUTH
     ST. LOUIS PARK, MINNESOTA 55416
     ATTN: DIRECTOR OF CORPORATE SERVICES
     FACSIMILE:  612/591-3121


WITH A COPY TO (EXCEPT FOR COMMUNICATIONS REQUIRED FOR THE DAILY PERFORMANCE OF SERVICES):

     TRAVELERS EXPRESS COMPANY, INC.
     1550 UTICA AVENUE SOUTH
     ST. LOUIS PARK, MINNESOTA 55416
     ATTN: LEGAL DEPARTMENT
     FACSIMILE:  612/591-3859

XVIII.     Force Majeure.

     18.1 NEITHER PARTY SHALL BE LIABLE FOR ANY DELAYS OR FAILURES IN PERFORMANCE DUE TO FIRE OR TO LABOR OR MATERIAL SHORTAGES, OR TO STRIKES, WALKOUTS, PUBLIC ENEMY, ACTS OF GOD OR TO CAUSES BEYOND THE PARTY'S CONTROL THAT ARE NOT DUE TO ITS NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE PARTY WHOSE PERFORMANCE IS TO BE EXCUSED AS PROVIDED IN THE PREVIOUS SENTENCE MUST ADVISE THE OTHER PARTY OF SUCH DELAY OR FAILURE IN PERFORMANCE AS SOON AS SUCH PARTY HAS, OR SHOULD HAVE, KNOWLEDGE THAT AN EVENT HAS OCCURRED WHICH WILL CAUSE SAME. WITHIN FIVE DAYS, THE PARTY MUST CONFIRM THE ADVICE BY WRITTEN NOTICE AND FURNISH AS MUCH DETAIL AS IS REASONABLE AVAILABLE. IF ANY INTERRUPTION OF PERFORMANCE CONTINUES LONGER THAN THIRTY DAYS, THE OTHER PARTY MAY TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO THE PARTY WHOSE PERFORMANCE IS INTERRUPTED UNLESS A COURSE OF CORRECTIVE ACTION IS APPROVED BY BOTH PARTIES.

XIX. Environmental Liability.

     19.1 SELLER AND BUYER ACKNOWLEDGE TO EACH OTHER THAT EACH RECOGNIZES THAT CERTAIN FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS IMPOSE LIABILITY UPON


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

           MULTIPLE PARTIES CONSIDERED RESPONSIBLE FOR ANY HAZARDOUS, TOXIC, RADIOACTIVE, POLLUTANT, OR IRRITANT CONDITION ("CONDITION") UNDER THE DOCTRINE OF JOINT AND SEVERAL LIABILITY, OR STRICT LIABILITY. BUYER AND SELLER EACH ACKNOWLEDGE AND AGREE THAT IT IS NOT THE PURPOSE OF THIS AGREEMENT THAT EITHER SHALL BE EXPOSED TO ANY LIABILITY ARISING OUT OF ANY CONDITION AT THE OTHER'S FACILITIES, OR THE ACTIVITIES OF THE OTHER. ACCORDINGLY, EACH PARTY HERETO (AN "INDEMNIFYING PARTY") DOES WAIVE ANY AND ALL CLAIMS, AND AGREES TO INDEMNIFY, DEFEND, AND SAVE HARMLESS THE OTHER PARTY, ITS AGENTS, EMPLOYEES, AND SUBCONTRACTORS (INDIVIDUALLY AND COLLECTIVELY, AN "INDEMNIFIED PARTY"), FOR, FROM AND AGAINST ANY SUITS, JUDGMENTS OR EXPENSES, AND REASONABLE ATTORNEYS FEES, BY REASON OF ANY INJURY TO PERSONS, DEATH, DAMAGE TO PROPERTY, OR VIOLATION OF ANY LAW, OR REGULATION ARISING IN CONNECTION WITH ANY CONDITION AT THE INDEMNIFYING PARTY'S FACILITIES, OR ANY CONDITION ARISING IN CONNECTION WITH THE INDEMNIFYING PARTY'S ACTIVITIES IN THE MANUFACTURING, WAREHOUSING AND DEPLOYMENT OF THE INSTRUMENTS AND OTHER BUYER PROPERTY. THE OBLIGATION SET FORTH HEREIN SHALL CONTINUE IN FULL FORCE AND EFFECT, WHETHER OR NOT THIS AGREEMENT IS TERMINATED FOR ANY REASON WHATSOEVER.

XX.  Right To Inspect And Maintenance Of Books And Records.

     20.1 BUYER, AFTER GIVING REASONABLE NOTICE TO SELLER, SHALL HAVE THE RIGHT AT REASONABLE INTERVALS TO HAVE ITS EMPLOYEES, AGENTS OR REPRESENTATIVES INSPECT THE FACILITIES DURING REGULAR BUSINESS HOURS FOR THE SOLE PURPOSE OF CONFIRMING ADHERENCE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. SUCH RIGHT OF INSPECTION SHALL NOT INTERFERE WITH THE NORMAL CONDUCT OF SELLER'S BUSINESS OR THE OPERATIONS OF ITS FACILITIES.

     20.2 ALL SUPPLIES AND SERVICES PROVIDED HEREUNDER BY SELLER SHALL BE SUBJECT TO FINAL INSPECTION AND APPROVAL BY BUYER. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE MERE FACT THAT BUYER MADE PAYMENT FOR SAME DOES NOT CONSTITUTE FINAL ACCEPTANCE OR A WAIVER OF ANY RIGHTS.

     20.3 THROUGHOUT THE TERM, SELLER SHALL MAINTAIN REASONABLY FULL AND ACCURATE ACCOUNTS, RECORDS, BOOKS, JOURNALS, LEDGERS, AND DATA (COLLECTIVELY, "RECORDS") REGARDING THE SERVICES RENDERED HEREUNDER, ALL IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. UPON TWO (2) DAYS ADVANCE NOTICE, BUYER, ITS EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE THE RIGHT AT REASONABLE INTERVALS DURING NORMAL BUSINESS HOURS TO INSPECT THE RECORDS, AND SUCH OTHER RECORDS AS MAY BE REASONABLY NECESSARY, FOR THE SOLE PURPOSE OF VERIFYING PERFORMANCE BY SELLER OF THE SERVICES AND TO CONFIRM THE SERVICE FEES. SELLER SHALL MAINTAIN ALL RECORDS RELATED TO INVOICES, SERVICES AND BACKUP DOCUMENTATION ASSOCIATED THEREWITH FOR A PERIOD OF AT LEAST

          THREE (3) YEARS AFTER THE TERMINATION OR EXPIRATION OF THIS AGREEMENT. SELLER SHALL ALSO MAKE THE RECORDS AVAILABLE TO BUYER, ITS EMPLOYEES, AGENTS OR REPRESENTATIVES WITHIN THE MINNEAPOLIS, MINNESOTA, METROPOLITAN AREA WITHIN TEN (10) DAYS AFTER RECEIPT OF A REASONABLE REQUEST FOR SUCH RECORDS FROM BUYER. FURTHER, BUYER SHALL HAVE THE RIGHT TO INSPECT THE RECORDS AT REASONABLE INTERVALS WHEREVER MAINTAINED, UPON REASONABLE NOTICE, DURING REGULAR BUSINESS HOURS.

XXI. Financial Statements And Reports.

     21.1 DURING THE TERM, UPON BUYER'S REQUEST, SELLER WILL FURNISH OR CAUSE TO BE FURNISHED TO BUYER, AS SOON AS THE SAME ARE AVAILABLE, AND IN ANY EVENT WITHIN ONE HUNDRED TWENTY (120) DAYS OF THE END OF EACH FISCAL YEAR A COPY OF SELLER'S CHIEF FINANCIAL OFFICER'S REPORT OF KEY FINANCIAL INFORMATION ("CFO REPORT"). THE CFO REPORT IS AN ANNUAL AUDITED COMPILATION OF SELLER'S INCOME STATEMENT, BALANCE SHEET AND STATEMENT OF CASH FLOWS. BUYER SHALL SIGN THE CONFIDENTIALITY AGREEMENT WHICH SHALL ACCOMPANY THE CFO REPORT, PROVIDED THAT SUCH AGREEMENT CONTAINS LANGUAGE MATERIALLY CONSISTENT WITH THE BUYER'S MUTUAL CONFIDENTIALITY AGREEMENT.

XXII.      Publicity.

     22.1 WITHOUT THE PRIOR WRITTEN APPROVAL OF BUYER, SELLER IS PROHIBITED FROM ANY MEDIA RELEASES, PUBLIC ANNOUNCEMENTS AND PUBLIC DISCLOSURES RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PROMOTIONAL OR MARKETING MATERIALS, BUT NOT INCLUDING ANY ANNOUNCEMENT INTENDED SOLELY FOR INTERNAL DISTRIBUTION OR ANY DISCLOSURE REQUIRED BY LEGAL, ACCOUNTING OR REGULATORY REQUIREMENTS.

XXIII.     Third Party Beneficiaries.

     23.1 BUYER AND SELLER AGREE THAT THIS AGREEMENT IS FOR THEIR BENEFIT AND IS NOT INTENDED TO CONFER ANY RIGHTS OR BENEFITS ON ANY THIRD PARTIES, INCLUDING WITHOUT LIMITATION, ANY EMPLOYEES OF BUYER OR SELLER.

XXIV.      Captions.

     24.1 CAPTIONS APPEARING IN THIS AGREEMENT ARE FOR CONVENIENCE ONLY AND SHALL NOT BE DEEMED TO EXPLAIN, LIMIT OR AMPLIFY THE PROVISIONS HEREOF.

XXV. Assignment Or Delegation Of Duties.

     25.1 EXCEPT AS PROVIDED IN SECTION 10.9 OF THIS AGREEMENT, SELLER SHALL NOT ASSIGN, SUBCONTRACT, OR OTHERWISE CONVEY OR DELEGATE ITS RIGHTS OR DUTIES HEREUNDER TO ANY OTHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF BUYER, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED AND WHICH CONSENT, IF GIVEN, SHALL PROVIDE THAT IT IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT.

XXVI.Disaster Recovery.  SELLER AGREES TO MAINTAIN A DISASTER RECOVERY PLAN
     SATISFACTORY TO BUYER AND TO PROVIDE BUYER WITH A DESCRIPTION OF THE PLAN AS EXHIBIT G TO THIS AGREEMENT. THE DESCRIPTION PROVIDED AS EXHIBIT G IS A BRIEF SUMMARY. THE PLAN IS AVAILABLE IN ITS ENTIRETY AT SELLER'S CORPORATE OFFICES.

XXVII.     Year 2000 Readiness.   SELLER WARRANTS THAT IN PERFORMING THIS
     CONTRACT IT WILL ACCURATELY PROCESS DATE/TIME DATA FROM, INTO, AND BETWEEN THE TWENTIETH AND TWENTY-FIRST CENTURIES, THE YEARS 1999 AND 2000, AND LEAP YEAR CALCULATIONS.

     Buyer warrants that in performing this contract if will accurately process date/time data from, into and between the twentieth and twenty -first centuries, the years 1999 and 2000, and leap year calculations.

XXVIII Attachments.  THIS AGREEMENT, TOGETHER WITH THE FOLLOWING EXHIBITS, IS
     THE ENTIRE AGREEMENT BETWEEN THE PARTIES:

     EXHIBIT A, PRICING

     EXHIBIT B, SECURITY REQUIREMENTS

     EXHIBIT C, SPECIFICATIONS

     EXHIBIT D, GENERAL TECI TERMS AND CONDITIONS

     EXHIBIT E, REBATE SCHEDULE

     EXHIBIT F, CONTACT PEOPLE

     EXHIBIT G, SELLER'S DISASTER RECOVERY PLAN

     In the event of any inconsistency between this Agreement and the exhibits, this Agreement controls.

     In Witness Whereof, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

SELLER:                                 BUYER:

NORTHSTAR COMPUTER FORMS, INC.,         TRAVELERS EXPRESS COMPANY, INC.,

A  MINNESOTA CORPORATION                A MINNESOTA CORPORATION

BY: ___________________________         BY: _______________________

NAME: _________________________         NAME: _____________________

TITLE: ___________________________      TITLE: _______________________

DATE: ___________________________       DATE: _______________________


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